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                                                                Exhibit 32.1

                          CERTIFICATION PURSUANT TO

                           18 U.S.C. SECTION 1350,

                           AS ADOPTED PURSUANT TO

                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           I, Robert A. Reynolds, Jr., President and Principal Executive Officer of Graybar Electric Company, Inc. ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

           (1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert A. Reynolds, Jr.
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Robert A. Reynolds, Jr.
President and Principal Executive Officer


March 26, 2004